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                                                                   EXHIBIT 99.16


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of ABN AMRO Funds (formerly known as Alleghany Funds), a business trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Gerald F. Dillenburg, Laura Hlade, and Michael Cozzi and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to the shares of the ABN AMRO/Chicago Capital Growth Fund and the ABN AMRO/TAMRO Small Cap Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed his name this 20th day of June 2002.



/s/ Leonard F. Amari                      /s/ Gregory T. Mutz
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Leonard F. Amari                          Gregory T. Mutz

/s/ Stuart D. Bilton                      /s/ Robert Scherer
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Stuart D. Bilton                          Robert Scherer

/s/ Arnold F. Brookstone                  /s/ Nathan Shapiro
------------------------------------      --------------------------------------
Arnold F. Brookstone                      Nathan Shapiro

/s/ Robert Feitler                        /s/ Denis Springer
------------------------------------      --------------------------------------
Robert Feitler                            Denis Springer

/s/ Robert Kushner                        /s/ James Wynsma
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Robert Kushner                            James Wynsma